UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

Blox, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53565	20-8530914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708-1155 West Pender Street, Vancouver British Columbia

(Address of Principal Executive Offices) (Zip Code)

(+61 448 891 669)

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BLXX	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Item 8.01 Other Items

Blox Inc Announces Appointment of its Chief Financial Officer

Mr. Charles Addison has worked as an Accountant since 2002, resulting in the accumulation of nineteen years of experience in the accounting profession to date. He has acquired extensive experience exclusively in the gold exploration industry in the last twelve years and has a solid reputation for executing and achieving results. He has held positions such as Accountant, and Chief Finance Officer in his previous endeavours.

He holds a Bachelor’s Degree in Business Administration, with specific emphasis on Accountancy studies and has recently completed his Master’s Degree in Accounting and Finance and awaiting certification.

“We are extremely pleased to have been able to attract a person of Mr Addison’s high calibre to our organisation. We welcome him and look forward to a long and happy association with him”, said Tony Pickett, Chairman.

Statements included in this announcement, including statements concerning our plans, intentions and expectations, which are not historical in nature are intended to be, and are hereby identified as “forward-looking statements”. Forward looking statements may be identified by words including “anticipates”, “believes”, “intends”, “estimates”, “expects” and similar expressions. The Company cautions readers that forward-looking statements, including without limitation those relating to the Company’s future operations and business prospects, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance on forward-looking statements. Any forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements, except in accordance with the applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2021

Blox, Inc.

/s/ Tony Pickett
Tony Pickett
Chairman

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